Form 8-K for CELLPRO INCORPORATED filed on August 23 1999

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 31, 1999
--------------------------------------------------------------------------------

                              CELLPRO, INCORPORATED
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



        Delaware                      0-19472                94-3087971
--------------------------------------------------------------------------------
(State or other jurisdiction       (Commission             (IRS Employer
   of incorporation)                File Number)          Identification No.)



              150 East 52nd St 21st Floor, New York, NY   10022
--------------------------------------------------------------------------------
            (Address of principal executive offices)    (Zip Code)

        Registrant's telephone number, including area code: 877-431-2942
--------------------------------------------------------------------------------

                   22215 26th Avenue S.E., Bothell, WA 98021
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Item 3.  Bankruptcy or Receivership

     On October 28, 1998, CellPro, Incorporated ("CellPro") filed for bankruptcy protection under Chapter 11 of the United States Bankruptcy Code, Case No. 98-13604 in the United States Bankruptcy Court for the Western District of Washington, Judge Karen Overstreet presiding (the "Bankruptcy Court"). On May 21, 1999 the Bankruptcy Court issued an order confirming CellPro's Second Amended Plan of Reorganization (the "Plan")dated as of May 10, 1999. The effective date of the Plan occurred on June 1, 1999.

Item 7.  Financial Statements and Exhibits.

         (c)  99.1 Financial Statements

                              CELLPRO, INCORPORATED

                                 March 31, 1999

                                C O N T E N T S

                                                                        PAGE

SIGNATURES                                                                3

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS                        4

FINANCIAL STATEMENTS

        STATEMENT OF NET ASSETS                                           5

        STATEMENT OF OPERATIONS                                           6

        STATEMENT OF STOCKHOLDERS' EQUITY                                 7

        STATEMENT OF CASH FLOWS                                           8

        NOTES TO FINANCIAL STATEMENTS                                     9

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   CELLPRO, INCORPORATED (Registrant)


Date:  August 23, 1999             /s/ Brian Lorber
                                   Name:  Brian Lorber
                                   Title:  Secretary/Treasurer

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

Board of Directors
CellPro, Incorporated

We have audited the accompanying statement of net assets in liquidation of CellPro, Incorporated as of March 31, 1999, and the related statements of operations, stockholders' equity, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

As described in note B to the financial statements, the Company filed a voluntary petition for reorganization under Chapter 11 of the United States Bankruptcy Code on October 28, 1998, and the Company commenced liquidation shortly thereafter. As a result, the Company has changed its basis of accounting for periods subsequent to October 28, 1998, from the going concern basis to a liquidation basis.

In our opinion, the financial statements referred to above present fairly, in all material respects, the net assets in liquidation of CellPro, Incorporated as of March 31, 1999, and the results of its operations and its cash flows for the year then ended, in conformity with generally accepted accounting principles applied on the basis described in the preceding paragraph.


/s/Grant Thornton
Seattle, Washington
June 18, 1999 (except for note K, for
  which the date is July 2, 1999)

                              CELLPRO, INCORPORATED
                            STATEMENT OF NET ASSETS
                                 March 31, 1999
                                    AUDITED

                                     ASSETS


Cash...........................................................    $ 17,061,247
Accounts receivable, net of allowance for
     doubtful accounts of $13,491..............................         213,690
Marketable securities..........................................       1,367,743
Prepaid expenses...............................................         222,239
Equipment......................................................           3,000
Investment in and receivable from subsidiary...................         370,030
                                                                   ------------
          TOTAL ASSETS.........................................    $ 19,237,949
                                                                   ============

                                  LIABILITIES


Accounts payable...............................................    $      6,284
Prepetition debt...............................................      12,683,306
Other liabilities..............................................       1,520,622
                                                                   ------------
          TOTAL LIABILITIES....................................      14,210,212

                         COMMITMENTS AND CONTINGENCIES

                              STOCKHOLDERS' EQUITY

Common stock, $.001 par value; 25,000,000 shares authorized;
     14,633,985 shares issued and outstanding..................          14,634
Additional paid-in capital.....................................     169,908,483
Accumulated deficit............................................    (164,895,380)
                                                                   ------------
                                                                      5,027,737
                                                                   ------------
          TOTAL LIABILITIES & STOCKHOLDERS' EQUITY.............    $ 19,237,949
                                                                   ============


                See accompanying notes to financial information.

                              CELLPRO, INCORPORATED
                       STATEMENT OF OPERATIONS INFORMATION
                            Year Ended March 31, 1999
                                     AUDITED

Revenue........................................................    $ 10,287,440

Costs and expenses:
     Cost of goods sold........................................      12,233,636
     Selling and administrative................................       4,903,858
     Research and development..................................       6,030,459
     Employee compensation.....................................       5,891,023
                                                                   ------------
                                                                     29,058,976
                                                                   ------------
          OPERATING LOSS.......................................     (18,771,536)

Other income/(expense):
     Loss on sale of subsidiaries..............................      (2,508,157)
     Litigation provision......................................      (5,533,393)
     Interest income...........................................         924,788
     Other expense.............................................        (712,883)
                                                                   ------------
          NET LOSS.............................................    $(26,601,181)
                                                                   ============
Loss per common share..........................................    $      (1.82)
                                                                   ============

                See accompanying notes to financial information.

                             CELLPRO, INCORPORATED
                       STATEMENT OF STOCKHOLDERS' EQUITY
                           Year ended March 31, 1999
                                    AUDITED



                                    Common stock        Additional
                                                         paid-in      Accumulated
                                 Shares      Amount      capital        deficit         Total
                               ----------  ----------  ------------   ------------   ------------
Balance at April 1, 1998       14,601,643  $   14,602  $169,813,574  $(138,294,199)  $ 31,533,977

Issuance of common stock
  for employee stock option
  plan and 401(k) match            32,342          32        94,909             --         94,941

Net loss for the year
  ended March 31, 1999                 --          --            --    (26,601,181)   (26,601,181)
                               ----------  ----------  ------------   ------------   ------------

Balance at March 31, 1999      14,633,985  $   14,634  $169,908,483  $(164,895,380)  $  5,027,737













                See accompanying notes to financial information.

                             CELLPRO, INCORPORATED
                            STATEMENT OF CASH FLOWS
                           Year ended March 31, 1999
                                    AUDITED



Increase (Decrease) in Cash and Cash Equivalents

Cash flows from operating activities
  Net loss......................................................................    $ (26,601,181)
  Adjustments to reconcile net loss to net cash used in operating activities:
       Depreciation and amortization............................................        1,664,859
       Write-off of inventory...................................................        5,581,887
       Loss on sale of subsidiaries.............................................        2,508,157
       Loss on sale of equipment................................................        2,682,750
       Loss on investments......................................................        1,004,852
       Gain on sale of intellectual property....................................       (3,000,000)
       Changes in assets and liabilities:
         Accounts receivable....................................................        1,298,945
         Receivables from subsidiaries..........................................        3,790,667
         Inventories............................................................          125,612
         Prepaid expenses.......................................................           74,606
         Accounts payable.......................................................         (531,926)
         Other liabilities......................................................         (825,238)
                                                                                     ------------
              Net cash used in operating activities.............................      (12,226,010)

Cash flows from investing activities
  Purchase of equipment.........................................................          (93,939)
  Proceeds from sale of equipment...............................................        5,565,462
  Proceeds from sale of investments.............................................        8,373,284
  Investment in subsidiaries....................................................       (2,076,020)
                                                                                     ------------
              Net cash provided by investing activities.........................       11,768,787

Cash flows from financing activities
  Net payments on prepetition debt..............................................       (2,835,993)
  Proceeds from issuance of common stock........................................           94,941
                                                                                     ------------
              Net cash used in financing activities.............................       (2,741,052)

Net decrease in cash............................................................       (3,198,275)

Cash at beginning of period.....................................................       20,259,522
                                                                                     ------------
Cash at end of period...........................................................    $  17,061,247
                                                                                     ============
Supplemental disclosure of cash flow information:
  Cash paid during the period for interest......................................    $      42,294
                                                                                     ============


                See accompanying notes to financial information.

                             CELLPRO, INCORPORATED
                         NOTES TO FINANCIAL INFORMATION
                                 March 31, 1999



NOTE A - THE COMPANY AND SUMMARY OF ACCOUNTING POLICIES

     CellPro, Incorporated (the Company), a Delaware corporation, was a biotechnology company, which specialized in developing, manufacturing, and marketing proprietary continuous-flow, cell-selection systems for use in a variety of therapeutic, diagnostic, and research applications. The Company's principal product, the CEPRATE (R) SC Stem Cell Concentration System, was primarily sold in the United States, Canada, and Europe. On June 1, 1999, the Company changed its name to CPX Corporation as a result of the plan of reorganization under Chapter 11 of the United States Bankruptcy Code as described in note B.

     A summary of significant accounting policies consistently applied in the preparation of the accompanying financial statements follows.

1. Basis of Presentation

     The Company's financial statements have been prepared on the liquidation basis of accounting in accordance with generally accepted accounting principles.

2. Cash Equivalents

     For purpose of the statement of cash flows, the Company considers all short-term investments purchased with a maturity of three months or less to be cash equivalents.

3. Equipment

     Equipment is stated at the lower of cost or its liquidation value. Depreciation was provided for in amounts sufficient to relate the cost of depreciable assets to operations over their estimated service lives ranging from two to five years. Leasehold improvements were amortized on a straight-line basis over the expected remaining term of the related lease. At March 31, 1999, all but $3,000 of the Company's property and equipment had been sold, disposed of or liquidated.

4. Use of Estimates

     In preparing the Company's financial statements in conformity with generally accepted accounting principles, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

5. Research and Development

     Research  and  development   expenditures  are  charged  to  operations  as
incurred.

6. Loss Per Common Share

     Loss per common share is based on the weighted average number of shares outstanding during each period and income available to common stockholders. The weighted average number of common shares outstanding was 14,628,054 for the year ended March 31, 1999. The inclusion of potentially dilutive common stock equivalents in the computation for loss per common share for the year ended March 31, 1999 was anti-dilutive; and therefore, is not included.

7. Fair Value of Financial Instruments

     The carrying amount of all significant financial instruments approximates fair value under the requirements of Statement of Financial Accounting Standards No. 107 - Disclosure About Fair Value of Financial Instruments.


NOTE B - LIQUIDATION OF THE COMPANY

     On September 28, 1998, the Company entered into a Patent Settlement Agreement with The Johns Hopkins University, Becton Dickinson and Company and Baxter Healthcare Corporation (the Plaintiffs) to settle and compromise all pending and potential disputes and differences between them related to the civil actions then pending in the United States District Court for the District of Delaware related to patent infringement. On October 5, 1998, the Company also entered into a Securities Settlement Agreement with Oxford Systems, Inc., and various stockholders (Representative Plaintiffs) to settle all claims in a class action suit against the Company (see note H). On October 28, 1998, the Company filed a voluntary petition for reorganization under Chapter 11 of the United States Bankruptcy Code. From the Petition Date to March 31, 1999, the Company was authorized to operate and manage its businesses and enter into all transactions that it could have entered into in the ordinary course of business without the approval of the Bankruptcy Court. Subsequent to the petition date, the Company began liquidating all inventory, property and equipment, and intellectual property. As a result, the Company changed its basis of accounting from a going concern basis to a liquidation basis of accounting. By March 31, 1999, a majority of the Company's assets had been liquidated into cash and cash equivalents. On May 21, 1999, the Company entered into a plan of reorganization, which went into effect on June 1, 1999. The plan calls for distribution of net available cash and cash equivalents realized from the remaining assets of the Company. The distribution date commenced on June 18, 1999.


NOTE C - MARKETABLE SECURITIES

     Marketable securities at March 31, 1999 were comprised of 1,254,810 shares of VIMRx Pharmaceuticals, Inc.'s common stock, which were delivered to the Representative Plaintiffs on June 18, 1999 in partial settlement of the Securities Settlement Agreement as discussed in note H. The securities are considered trading securities and accordingly are measured at fair market value, which totaled $1,367,743 at March 31, 1999. Unrealized holding losses of $632,257 are included in other expenses in the Statement of Operations for the year ended March 31, 1999. The market value per share was $1.09 and $2.06 as of March 31, 1999 and June 18, 1999, respectively.


NOTE D - INVESTMENT IN AND RECEIVABLE FROM SUBSIDIARIES

     The Company had several subsidiaries in Europe to coordinate international marketing and clinical trials. Subsequent to October 28, 1998, the subsidiaries also discontinued their operations and began liquidating their assets. As of March 31, 1999, the Company had a net investment in the subsidiaries of $100,300, which was the agreed-upon sales price of the subsidiaries according to a settlement agreement entered into on June 17, 1999, and a receivable of $270,000, which was also to be collected in conjunction with the sale agreement. The remaining inter-company balances not realized in the transaction totaled $2,508,157 for the year ended March 31, 1999. The Company is currently seeking approval of the transaction from the Bankruptcy Court. The settlement monies will be distributed to stockholders as described in note I.


NOTE E - PREPETITION DEBT

     Prepetition debt totaled $12,683,306, includes accrued interest of approximately $226,600 at March 31, 1999. Beginning October 28, 1998, interest was accrued at 8% on all unsecured claims and 5% on the settlement claim with the plaintiffs. Prepetition debt was paid in full on June 18, 1999.


NOTE F - OTHER LIABILITIES

     Other liabilities consisted of the following at March 31, 1999:

          Accrued compensation                          $    203,648
          Accrued legal fees                               1,248,510
          Other                                               68,464
                                                        ------------
                                                        $  1,520,622

NOTE G - STOCK OPTIONS

     In 1989, the Company adopted a stock option plan administered by a plan administrator designated by the Board of Directors. A total of 4,155,000 shares were available for issuance under the Plan. Options generally vested over periods ranging from 1 to 4 years and had a term of ten years from the date of grant.

     The stock option plan is accounted for under APB Opinion 25 and related Interpretations. The options are exercisable at not less than the market value of the Company's common stock on the date of the grant. Accordingly, no compensation cost has been recognized for the plan. Had compensation cost for the plan been determined based on the fair value of the options at the grant dates consistent with the method required by Statement of Financial Accounting Standards 123, Accounting for Stock-Based Compensation (SFAS 123), the effect on the Company's net loss would have been immaterial.


NOTE G - STOCK OPTIONS - Continued

     As of March 31, 1999, all stock options had been cancelled or forfeited with the exception of 116,532 shares outstanding to the remaining employees of the Company. On June 1, 1999, the stock option plan was cancelled in accordance with the Bankruptcy Plan, and all outstanding stock options were cancelled.


NOTE H - COMMITMENTS AND CONTINGENCIES

1. Securities Settlement Agreement

     On March 16, 1998, the Representative Plaintiffs filed a lawsuit in United States District Court against the Company, certain of the Company's officers and directors, and the law firm that represented the Company in prior patent disputes. On October 5, 1998, the actions had been settled in principle and the District Court primarily approved the settlement on May 19, 1999. The hearing for the final approval of the settlement is currently scheduled for August 6, 1999. The settlement called for a cash payment of $1.5 million to be deposited into an escrow account on or before October 15, 1998 in addition to the transfer of 1,254,810 shares of VIMRx Pharmaceutical, Inc.'s common stock as described in note C.

2. Patent Settlement Agreement

     On September 28, 1998, the Company entered into a settlement agreement with the Plaintiffs. The settlement agreement provides, among other things, for payments by the Company aggregating approximately $15.7 million in exchange for the Plaintiffs' settlement and compromise of all claims relating to this litigation. The Company has partially satisfied it's obligations with a $9 million bond issued in their favor by Insurance Company of North America and cash collateralized by the Company. As of March 31, 1999, the Company has accrued approximately $8 million to satisfy its remaining obligation, which is included in prepetition debt.

3. Disputed and Disallowed Claims

     The Bankruptcy Court ordered that all claims against the Company must either have been properly listed in the Schedules by the Company or have filed a proof of claim with the Bankruptcy Court on or before December 31, 1998. Legal counsel has advised the Company as of June 18, 1999, that all prepetition claims that were timely filed against the Company have been evaluated and resolved. Certain persons have filed claims against the Company after December 31, 1998. The Company's legal counsel has and will continue to object to such claims as they are asserted on, among other grounds, the fact that they were not timely filed. It is legal counsel's experience that such claims will continue to be filed, from time to time, and certain of these claimants may contest the disallowance of their claim. No assurances can be given that all late filed claims will be disallowed by the Bankruptcy Court. The Company has established a reserve of $100,000 held in escrow for satisfaction of claims that are in dispute or claims that have not yet been ruled as allowed claims.

4.      Executory Contracts

     The Bankruptcy Code authorizes the Company to "reject" executory contracts and unexpired leases and to have the resulting liability from the rejection (anticipatory breach) of the contract or lease to be treated as a prepetition unsecured claim. On February 7, 1999, the Bankruptcy Court approved the rejection of over 300 executory contracts as of December 23, 1998. Pursuant to an Order of Court, claims related to those rejections had to be filed no later than March 7, 1999. As of June 18, 1999, all such rejected claims that were timely-filed have been evaluated and resolved. The bankruptcy plan filed on May 21, 1999, which went into effect on June 1, 1999, also provided for rejection of any executory contracts that had not specifically been assumed or rejected. The Company was not aware of any such executory contracts and no claim arising out of such rejection has yet been asserted. The deadline established by the Plan for asserting such claims is until July 1, 1999.


NOTE I - STOCKHOLDER DISTRIBUTIONS

     In accordance with the plan of reorganization described in note B, all holders of the Company's common stock are to receive a pro rata distribution of the available cash as of the distribution date. On June 18, 1999, the Company distributed $3,073,137 or $.21 per share for the total outstanding shares of 14,633,985 to the stockholders. On a date to be determined by the Company, a final distribution of the remaining cash realized from the liquidation or resolution of the remaining assets less any costs incurred will also be distributed to the stockholders.


NOTE J - INCOME TAXES

     The Company accounts for income taxes on the liability method, as provided by Statement of Financial Accounting Standards 109, Accounting for Income Taxes (SFAS 109). At March 31, 1999, the Company had accumulated net operating loss carryforwards of approximately $151 million, which expire through 2019. The Company also has cumulative research and development tax credit carryforwards of approximately $5 million, which expire through 2019. Differences between the tax bases of assets and liabilities and their financial statement amounts are reflected as deferred income taxes based on enacted tax rates. The principal differences in bases result from changes in various accrued liabilities. The accumulated net operating loss, research and development credit carryforwards and the differences between tax and financial reporting bases of litigation accruals result in net deferred income tax assets of approximately $61.9 million which have been reduced by a valuation allowance of an equal amount.

     The Company's ability to use its net operating losses to offset future taxable income is subject to restrictions enacted in the United States Internal Revenue Code of 1986 as amended (the Code). These restrictions could limit the Company's future use of its net operating losses if certain stock ownership changes described in the Code occur.


NOTE K - SUBSEQUENT EVENTS

     On July 2, 1999 the Company entered into a settlement agreement with Lyon & Lyon LLP (Lyon), whereby Lyon agreed to settle all claims with the Company by paying a cash settlement to the Company of $1.4 million. The funds will be distributed to the stockholders on a pro rata basis as described in note I.